U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2003

Meredith Enterprises, Inc.

(Exact name of Registrant as specified in charter)

Delaware	0-024594	95-4246740

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Sand Hill Road, Building 2, Suite 120, Menlo Park, California	94025

(Address of principal executive offices)	(Zip Code)

(650) 233-7140

(Registrant’s Telephone Number, including Area Code)

West Coast Realty Investors, Inc.

(Former name or former address, if changed from last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits:

Exhibit Number	Description

99.1	Certifications of Allen K. Meredith and Charles P. Wingard pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.    Regulation FD Disclosure

On March 31, 2003, Meredith Enterprises, Inc. filed its Annual Report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission. Accompanying the Annual Report as correspondence were the certifications of Meredith Enterprises’ Chief Executive Officer, Allen K. Meredith, and Chief Financial Officer, Charles P. Wingard, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which certifications are attached as Exhibit 99.1 to this Current Report on Form 8-K.

The certifications attached as Exhibit 99.1 are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Regulation FD, and they are not being filed as part of the Meredith Enterprises’ Annual Report on Form 10-K for the Year ended December 31, 2002.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

MEREDITH ENTERPRISES, INC.

Dated: March 31, 2003	By:	/S/ CHARLES P. WINGARD

Charles P. Wingard Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1	Certifications of Allen K. Meredith and Charles P. Wingard pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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